UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________

SCHEDULE 14A

____________________________________

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New Providence Acquisition Corp.
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NEW PROVIDENCE ACQUISITION CORP.
10900 Research Blvd, Ste 160C PMB 1081
Austin, Texas 78759

Proxy Statement for the Annual Meeting
of Stockholders of
New Providence Acquisition Corp.

Dear Stockholders of New Providence Acquisition Corp.:

You are cordially invited to attend the 2021 annual meeting (the “annual meeting”) of stockholders of New Providence Acquisition Corp. (“Company,” “we,” “us” or “our”) to be held at 1:00 p.m., New York time, on Friday, March 12, 2021. The annual meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the annual meeting online, vote, view the list of stockholders entitled to vote at the annual meeting and submit your questions during the annual meeting by visiting https://www.cstproxy.com/npa-corp/sm2021. You may also attend the annual meeting by telephone in listen only mode within the U.S. and Canada: 1 877-770-3647 (toll-free) or outside of the U.S. and Canada: +1 312-780-0854 (standard rates apply). The passcode for telephone access is: 73928449#. We are utilizing the virtual shareholder meeting technology to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission (the “SEC”) due to the novel coronavirus. In addition, the virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the annual meeting online, please promptly submit your proxy vote over the Internet by accessing the Internet website specified in the accompanying proxy card or voting instruction form and following the instructions provided to you, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the annual meeting. It is strongly recommended that you complete and return your proxy card before the annual meeting date, to ensure that your shares will be represented at the annual meeting if you are unable to attend. Instructions on how to vote your shares are on the proxy materials you received for the annual meeting.

At the annual meeting, you will be asked to consider and vote upon:

(i)     with respect to holders of Class B Common Stock, an ordinary proposal to re-elect one director to serve as the Class I director on the Company’s board of directors (the “Board”), with such director to serve until the 2024 annual meeting of shareholders or until his successor is elected and qualified, or until such director’s earlier death, resignation, retirement or removal (the “Director Re-election Proposal”). Holders of Class A common stock have no right to vote on the Director Re-election Proposal;

(ii)    an ordinary proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2021 (the “Independent Accounting Firm Proposal”);

(iii)   a special proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (as amended, the “charter”) to extend the date by which the Company has to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”) from March 15, 2021 to June 15, 2021 (the “Extension,” and such later date, the “Extended Date”) (the “Extension Amendment Proposal”); and

(iv)   an ordinary proposal to approve the adjournment of the annual meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the Extension Amendment is to allow the Company more time to complete its proposed business combination (the “AST Business Combination”) with AST & Science LLC, a Delaware limited liability company (“AST”). On December 15, 2020, the Company entered into that certain equity purchase agreement (the “Equity Purchase Agreement”) with AST, the existing equityholders of AST (the “Existing Equityholders”), New Providence Management LLC, a Delaware limited liability company (“Sponsor”) and Abel Avellan (“Avellan”) in his capacity as an Existing Equityholder Representative (in such capacity, the “Existing Equityholder Representative”).

The charter provides that the Company has until March 15, 2021 to complete a business combination. While the Company and the other parties to the Equity Purchase Agreement are working towards satisfaction of the conditions to completion of the AST Business Combination before this deadline and the Company has filed a preliminary proxy statement with the SEC with respect to the AST Business Combination, the Board has determined that there may not be sufficient time before March 15, 2021 to hold a special meeting to obtain stockholder approval of, and to consummate, the AST Business Combination. In the event the Definitive Proxy is not filed on or before February 16, 2021, the closing of the AST Business Combination is expected to take place in April, as soon as practicable after such special meeting, subject to the satisfaction or waiver of the closing conditions in the Equity Purchase Agreement. Accordingly, our Board believes that in order to be able to successfully complete the AST Business Combination, it is appropriate to obtain the Extension. The Board believes that the AST Business Combination is compelling and in the best interests of our stockholders. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial business combination to the Extended Date. If the Extension Amendment is approved, we will hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a proposed business combination. For more information regarding the AST Business Combination and the Equity Purchase Agreement, please read the preliminary proxy statement relating to the AST Business Combination, most recently filed with the SEC by the Company on January 27, 2021, including the complete text of the Equity Purchase Agreement.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “trust account”), including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) included as part of the units (the “units”) sold in the IPO (the “public shares”), regardless of how such public stockholders vote on the Extension Amendment. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares upon consummation of the initial business combination when it is submitted to the stockholders, subject to any limitations set forth in our charter, as amended. In addition, public stockholders will be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

Pursuant to the charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 1:00 p.m., New York time, on March 10, 2021 (two business days prior to the vote at the annual meeting), (a) submit a written request to Continental Stock Transfer & Trust Company (“Continental”), the Company’s transfer agent (the “transfer agent”), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Amendment Proposal.

Based upon the amount held in the trust account as of December 31, 2020, which was approximately $232,196,027, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $10.09 at the time of the annual meeting, assuming we do not consummate the AST Business Combination prior to the annual meeting. The closing price of the Company’s Class A Common Stock on February 9, 2021, the most recent closing price, was $22.50. Accordingly, if the market price were to remain the same until the date of the annual meeting, exercising redemption rights would result in a public stockholder receiving less for each share as if such stockholder sold the shares in the open market. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal is not approved and we do not consummate the AST Business Combination (or another business combination) by March 15, 2021, in accordance with our charter, or if the Extension Amendment Proposal is approved and we do not consummate the AST Business Combination (or another business combination) by the Extended Date we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem all of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.

Directors of the Company are elected by a plurality of the votes cast by the holders of Class B common stock, par value $0.0001 per share (“founder shares” or “Class B Common Stock”) who are present in person online or represented by proxy at the annual meeting and are entitled to vote at the annual meeting. Holders of Class A common stock, par value $0.0001 per share (“Class A Common Stock” and, collectively with the Class B Common Stock, the “common stock”) have no right to vote on the election, removal or replacement of any director prior to the consummation of an initial business combination. Abstentions will have no effect on this proposal.

Approval of the proposal to ratify the selection of Marcum as our independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock present in person online or represented by proxy at the annual meeting and entitled to vote on the matter at the annual meeting, voting as a single class. Abstentions will have no effect on this proposal.

Approval of the Extension Amendment Proposal requires the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock, entitled to vote thereon at the annual meeting, voting as a single class. Abstentions will have the effect of a vote “AGAINST” this proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock present in person online or represented by proxy at the annual meeting and entitled to vote on the matter at the annual meeting, voting as a single class. Abstentions will have no effect on this proposal.

Our Board has fixed the close of business on January 28, 2021 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the annual meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the annual meeting or any adjournment thereof.

You are not being asked to vote on an initial business combination at this time. If you are a public stockholder, you will have the right to vote on an initial business combination (and to exercise your redemption rights, if you so choose) when it is submitted to stockholders for approval.

After careful consideration of all relevant factors, our Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” each of the Director Re-election Proposal, Independent Accounting Firm Proposal, Extension Amendment Proposal and the Adjournment Proposal.

All our stockholders are cordially invited to attend the annual meeting in person online. To ensure your representation at the annual meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If you are a stockholder of record holding shares of common stock, you may also cast your vote in person online at the annual meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the annual meeting and vote in person online, you must obtain a legal proxy from your broker, bank or other nominee that holds your shares and e-mail a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the annual meeting. Beneficial owners who wish to attend the annual meeting should contact Continental no later than March 8, 2021 to obtain this information.

A stockholder’s failure to vote by proxy or to vote in person online at the annual meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Extension Amendment Proposal. Failure to vote will have no effect on the Director Re-election Proposal, the Independent Accounting Firm Proposal or the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the effect of a vote “AGAINST” the Extension Amendment Proposal.

Your vote is important regardless of the number of shares you own. Whether you plan to attend the annual meeting in person online or not, please sign, date and return your proxy card as soon as possible. If you are a stockholder of record, you may also cast your vote in person online at the annual meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person online at the annual meeting by obtaining a proxy from your brokerage firm or bank and following the instructions detailed herein.

On behalf of our board of directors, we would like to thank you for your support of New Providence Acquisition Corp.

February 10, 2021	By Order of the Board of Directors

/s/ Alexander Coleman
Alexander Coleman
Chairman

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted in favor of each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD SHARES OF CLASS A COMMON STOCK THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE ANNUAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated February 10, 2021 and is first being mailed to our stockholders on or about February 12, 2021.

NEW PROVIDENCE ACQUISITION CORP.
10900 Research Blvd, Ste 160C PMB 1081
Austin, Texas 78759

Notice of the Annual Meeting
of Stockholders of
New Providence Acquisition Corp.

Dear Stockholders of New Providence Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an annual meeting (the “annual meeting”) of stockholders of New Providence Acquisition Corp. (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at 1:00 p.m., New York time, on Friday, March 12, 2021 as a virtual meeting. You will be able to attend, vote your shares, view the list of stockholders entitled to vote at the annual meeting and submit questions during the annual meeting via a live webcast available at https://www.cstproxy.com/npa-corp/sm2021. You may also attend the annual meeting by telephone in listen only mode within the U.S. and Canada: 1 877-770-3647 (toll-free) or outside of the U.S. and Canada: +1 312-780-0854 (standard rates apply). The passcode for telephone access is: 73928449# You are cordially invited to attend the meeting.

At the annual meeting, you will be asked to consider and vote on proposals to:

(i)     Proposal No. 1 — The Director Re-election Proposal — with respect to holders of Class B Common Stock, to re-elect one director to serve as the Class I director on the Company’s board of directors (the “Board”), with such director to serve until the 2024 annual meeting of shareholders or until his successor is elected and qualified, or until such director’s earlier death, resignation, retirement or removal. Holders of Class A common stock have no right to vote on the Director Re-election Proposal;

(ii)    Proposal No. 2 — The Independent Accounting Firm Proposal — ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2021.

(iii)   Proposal No. 3 — The Extension Amendment Proposal — amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (as amended, the “charter”) to extend the date by which the Company has to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”), from March 15, 2021 to June 15, 2021 (the “Extension,” and such later date, the “Extended Date”) (we refer to this proposal as the “Extension Amendment Proposal”); and

(iv)   Proposal No. 4 — The Adjournment Proposal — approve the adjournment of the annual meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (we refer to this proposal as the “Adjournment Proposal”).

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

The purpose of the Extension Amendment is to allow the Company more time to complete its proposed business combination (the “AST Business Combination”) with AST & Science LLC, a Delaware limited liability company (“AST”). On December 15, 2020, the Company entered into that certain equity purchase agreement (the “Equity Purchase Agreement”) with AST, the existing equityholders of AST (the “Existing Equityholders”), New Providence Management LLC, a Delaware limited liability company (“Sponsor”) and Abel Avellan (“Avellan”) in his capacity as an Existing Equityholder Representative (in such capacity, the “Existing Equityholder Representative”).

The charter provides that the Company has until March 15, 2021 to complete a business combination. While the Company and the other parties to the Equity Purchase Agreement are working towards satisfaction of the conditions to completion of the AST Business Combination by the deadline and the Company has filed a preliminary proxy statement with the SEC with respect to the AST Business Combination, the Board has determined that there may not be sufficient time before March 15, 2021, to hold a special meeting to obtain stockholder approval of, and to consummate, the AST Business Combination. Instead, the closing of the AST Business Combination is expected to take place in April, as soon as practicable after such special meeting, subject to the satisfaction or waiver of the closing conditions in the Equity Purchase Agreement. Accordingly, our Board believes that in order to be able to successfully complete the AST Business Combination, it is appropriate to obtain the Extension. The Board believes that the AST Business Combination is compelling and in the best interests of our stockholders. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial business combination to the Extended Date. If the Extension Amendment is approved, we will hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a proposed business combination. For more information regarding the AST Business Combination and the Equity Purchase Agreement, please read the preliminary proxy statement relating to the AST Business Combination, most recently filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Company on January 27, 2021, including the complete text of the Equity Purchase Agreement.

Approval of the Extension Amendment is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Approval of the Extension Amendment Proposal requires the affirmative vote of at least 65% of the outstanding shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”) and Class B common stock, par value $0.0001 per share (“founder shares” or “Class B Common Stock” and collectively with the Class A Common Stock, the “common stock”), entitled to vote thereon at the annual meeting, voting as a single class. Abstentions will have the effect of a vote “AGAINST” this proposal.

Directors of the Company are elected by a plurality of the votes cast by the holders of Class B Common Stock who are present in person online or represented by proxy at the annual meeting and are entitled to vote at the annual meeting. Holders of Class A Common Stock have no right to vote on the election, removal or replacement of any director prior to the consummation of an initial business combination. Abstentions will have no effect on this proposal.

Approval of the proposal to ratify the selection of Marcum as our independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock present in person online or represented by proxy at the annual meeting and entitled to vote on the matter at the annual meeting, voting as a single class. Abstentions will have no effect on this proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock present in person online or represented by proxy at the annual meeting and entitled to vote on the matter at the annual meeting, voting as a single class. Abstentions will have no effect on this proposal.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “trust account”), including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) included as part of the units (the “units”) sold in the IPO (the “public shares”), regardless of how such public stockholders vote on the Extension Amendment. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares upon consummation of the initial business combination when it is submitted to the stockholders for approval, subject to any limitations set forth in our charter, as amended. In addition, public stockholders will be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

Pursuant to the charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 1:00 p.m., New York time, March 10, 2021 (two business days prior to the vote at the annual meeting), (a) submit a written request to Continental Stock Transfer & Trust Company (“Continental”), the Company’s transfer agent (the “transfer agent”), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the AST Business Combination (or another business combination) by March 15, 2021, in accordance with our charter, or if the Extension Amendment Proposal is approved and we do not consummate the AST Business Combination (or another business combination) by the Extended Date we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem all of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the Company’s officers and directors have entered into a letter agreement with the Company, pursuant to which they agreed to waive their rights to participate in any liquidation distribution with respect to founder shares purchased in the IPO held by them. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by March 15, 2021.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if and to the extent any claims by any third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, except if such third party or prospective target business has executed a waiver of any and all rights to the monies held in the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. There is no assurance that the Sponsor will be able to satisfy its obligations. The per-share liquidation price for the public shares is anticipated to be approximately $10.09 (based on the amount held in the trust account as of December 31, 2020). Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $10.09, plus interest, due to unforeseen claims of potential creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of 100% of our outstanding public shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the Company complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the Company, a 90-day period during which the Company may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent 10 years. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses, such as AST.

If the Extension Amendment Proposal is approved, the approval of the Extension Amendment will constitute consent the Company to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment is approved.

The withdrawal of the Withdrawal Amount will reduce the amount held in the trust account, and the amount remaining in the trust account may be only a small fraction of the approximately $232,196,027 that was in the trust account as of December 31, 2020. In such event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The record date for the annual meeting is January 28, 2021. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the annual meeting. On the record date, there were 28,750,000 outstanding shares of the Company’s common stock including 23,000,000 outstanding Class A public shares. The Company’s warrants do not have voting rights in connection with the proposals.

Your attention is directed to the proxy statement accompanying this notice for a more complete description of each of the proposals. We urge you to read the accompanying proxy statement carefully. If you have any questions or need assistance voting your shares of the Company’s common stock, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200 for individuals, or banks and brokers can call (203) 658-9400, or by emailing NPA.info@investor.morrowsodali.com.

February 10, 2021	By Order of the Board of Directors

/s/ Alexander Coleman
Alexander Coleman
Chairman

Important Notice Regarding the Availability of Proxy Materials for the annual meeting to be held on March 12, 2021: This notice of meeting and the accompanying proxy statement are available at https://www.npa-corp.com/Investors/

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Cautionary Note Regarding Forward-Looking Statements

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and the Exchange Act. These forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. Forward-looking statements appear in a number of places in this proxy statement. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this proxy statement are based our current expectations and beliefs concerning future developments and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors discussed and identified in public filings made with the SEC by us and the following:

•        our ability to complete our initial business combination, including the AST Business Combination;

•        our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

•        the occurrence of any event, change or other circumstances that could give rise to the termination of the Equity Purchase Agreement;

•        our potential ability to obtain financing, if needed, to complete our initial business combination;

•        our pool of prospective target businesses;

•        the ability of our officers and directors to generate a number of potential investment opportunities;

•        the use of proceeds not held in the trust account (as described herein) or available to us from interest income on the trust account balance;

•        the risks that the consummation of the AST Business Combination is substantially delayed or does not occur;

•        unanticipated delays in the distribution of the funds from the trust account;

•        claims by third parties against the trust account; or

•        our financial performance.

Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the AST Business Combination or other matters addressed in this proxy statement are expressly qualified in their entirety by the cautionary statements contained or referred to in this proxy statement. Except to the extent required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

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Questions and Answers About the Annual Meeting

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the annual meeting to be held virtually at 1:00 p.m., New York time, on March 12, 2021, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the annual meeting.

At the annual meeting, holders of Class B Common Stock will be asked to vote on the re-election of one Class I director of the Company until the 2024 annual meeting or until his successor is elected and qualified, or until such director’s earlier death, resignation, retirement or removal. You will also be asked to vote on ratify the selection by the Company’s audit committee of Marcum LLP (“Marcum”) to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2021.

In addition to the foregoing matters, you will be asked to vote on a proposal to extend the date by which the Company has to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”), from March 15, 2021 to June 15, 2021 (the “Extension,” and such later date, the “Extended Date”) by amending the Company’s amended and restated certificate of incorporation (as amended, the “charter”). The Company is a blank check company formed specifically for the purpose of consummating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In September 2019, the Company consummated its IPO from which it derived gross proceeds of $200,000,000. In connection with the underwriters’ full exercise of their over-allotment option, the Company consummated the sale of additional units (the “units”) and private placement warrants, generating total gross proceeds of $30,600,000. Following the IPO, the exercise of the over-allotment option and the sale of private placement warrants, a total of $230,000,000 was placed in the trust account. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of public shares if there is no qualifying business combination consummated on or before a certain date (in our case, March 15, 2021). Our Board believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete an initial business combination and is submitting these proposals to the stockholders to vote upon. In addition, we are proposing a measure to direct the chairman of the annual meeting to adjourn the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the annual meeting, there are not sufficient votes to approve the Extension Amendment Proposal.

What is being voted on?

You are being asked to vote on the following proposals:

1.      with respect to holders of Class B Common Stock, to re-elect one the director to serve as the Class I director on the Board, with such director to serve until the 2024 annual meeting of shareholders or until his successor is elected and qualified, or until such director’s earlier death, resignation, retirement or removal. Holders of Class A Common Stock have no right to vote on the Director Re-election Proposal;

2.      to ratify the appointment of Marcum as the Company’s independent registered public accounting firm for the year ended December 31, 2021;

3.      to amend our charter to extend the date by which the Company has to consummate a business combination from March 15, 2021 to June 15, 2021; and

4.      to approve the adjournment of the annual meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Why is the Company proposing the Extension Amendment Proposal?

The purpose of the Extension Amendment is to allow the Company more time to complete the AST Business Combination. The Company’s charter provides for the return of the IPO proceeds held in trust to the holders of public shares if there is no qualifying business combination consummated on or before March 15, 2021. Accordingly, the trust agreement we entered into with Continental Stock Transfer & Trust Company, as trustee, in connection with the IPO (as described in the IPO prospectus), provides for the trustee to liquidate the trust account and distribute to each public stockholder its pro rata share of such funds if a qualifying business combination is not consummated on or before such date provided in the Company’s charter (in our case, March 15, 2021). As we explain below, the Company believes it may not be able to complete the AST Business Combination (or another business combination) by that date.

On December 15, 2020, the Company entered into the Equity Purchase Agreement. While the Company and the other parties to the Equity Purchase Agreement are working towards satisfaction of the conditions to completion of the AST Business Combination by the deadline and the Company has filed a preliminary proxy statement with the SEC with respect to the AST Business Combination, the Board has determined that there may not be sufficient time before March 15, 2021 to hold a special meeting to obtain stockholder approval of, and to consummate, the AST Business Combination. Instead, the closing of the AST Business Combination is expected to take place in April, as soon as practicable after such special meeting, subject to the satisfaction or waiver of the closing conditions in the Equity Purchase Agreement. Accordingly, our Board believes that in order to be able to successfully complete the AST Business Combination, it is appropriate to obtain the Extension. The Board believes that the AST Business Combination is compelling and in the best interests of our stockholders. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial business combination to the Extended Date. If the Extension Amendment is approved, we will hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a proposed business combination. For more information regarding the AST Business Combination and the Equity Purchase Agreement, please read the preliminary proxy statement relating to the AST Business Combination, most recently filed with the SEC by the Company on January 27, 2021, including the complete text of the Equity Purchase Agreement.

You are not being asked to vote on the AST Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the AST Business Combination if and when it is submitted to stockholders and the right to redeem your public shares for cash in the event the AST Business Combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

Why should I vote for the Extension Amendment?

Our Board believes stockholders will benefit from the Company consummating an initial business combination and is proposing the Extension Amendment to extend the date by which the Company has to complete a business combination until the Extended Date and to allow for the Election. The Extension would give the Company the opportunity to complete a business combination.

The affirmative vote of the holders of at least 65% of all then outstanding shares of common stock is required to effect an amendment to the Company’s charter that would extend its corporate existence beyond March 15, 2021. The charter provides that if the Company’s stockholders approve an amendment to the charter (i) to modify the substance or timing of its obligation to redeem 100% of the public shares if it does not complete an initial business combination by March 15, 2021, or (ii) with respect to any other provision relating to stockholders’ rights or pre-business combination activity, the Company will provide its public stockholders with the opportunity to redeem their public shares upon such approval, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing those who believe they might find the potential business combination to be an attractive investment with an opportunity to consider such a transaction.

Whether a holder of public shares votes in favor of or against the Extension Amendment, if such amendment is approved, the holder may, but is not required to, redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding public shares. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Liquidation of the trust account is a fundamental obligation of the Company to the public stockholders and the Company is not proposing and will not propose to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination. Assuming the Extension Amendment is approved, the Company will have until the Extended Date to complete a business combination.

Our Board recommends that you vote in favor of the Extension Amendment, but expresses no opinion as to whether you should redeem your public shares.

How do the Company insiders intend to vote their shares?

All of the Company’s directors, officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of each of the proposals.

The Sponsor is not entitled to redeem the founder shares it holds. On January 28, 2021, the record date, the Sponsor beneficially owned and was entitled to vote 5,710,000 founder shares. The founder shares represent approximately 20% of the Company’s issued and outstanding common stock.

The Sponsor and the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the annual meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the annual meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the annual meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal. None of the Company’s sponsor, directors, officers, advisors or their affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

What vote is required to re-elect the Class I director?

Directors of the Company are elected by a plurality of the votes cast by the holders of Class B Common Stock who are present in person online or represented by proxy at the annual meeting and are entitled to vote at the annual meeting. Holders of Class A Common Stock have no right to vote on the election, removal or replacement of any director prior to the consummation of an initial business combination. Abstentions will have no effect on this proposal.

What vote is required to ratify the appointment of Marcum as our independent registered public accounting firm?

Approval of the proposal to ratify the selection of Marcum as our independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock present in person online or represented by proxy at the annual meeting and entitled to vote on the matter at the annual meeting, voting as a single class. Abstentions will have no effect on this proposal.

What vote is required to adopt the Extension Amendment?

Approval of the Extension Amendment Proposal requires the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon at the annual meeting, voting as a single class. Abstentions will have the effect of a vote “AGAINST” this proposal.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock present in person online or represented by proxy at the annual meeting and entitled to vote on the matter at the annual meeting, voting as a single class. Abstentions will have no effect on this proposal.

What if I don’t want to vote for the Extension Amendment Proposal?

If you do not want the Extension Amendment to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment is approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders.

Will you seek any further extensions to liquidate the trust account?

Other than the extension until the Extended Date as described in this proxy statement, we do not anticipate seeking any further extension to consummate a business combination.

What happens if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by March 15, 2021, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the Company’s officers and directors waived their rights to participate in any liquidation distribution with respect to any founder shares held by them. In addition, there will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by March 15, 2021. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

If the Extension Amendment Proposal is approved, what happens next?

The Company is continuing its efforts to complete its initial business combination, which will involve:

•        preparing and filing amendments to the preliminary proxy statement (if any) and the definitive proxy statement relating to the AST Business Combination, mailing the definitive proxy statement and any other proxy materials to stockholders, and/or other documents, as may be applicable; and

•        holding a special meeting to consider and approve the proposed AST Business Combination.

The Company is seeking approval of the Extension Amendment because the Company may not be able to complete all of the tasks listed above prior to March 15, 2021. If the Extension Amendment is approved, the Company expects to seek stockholder approval of the AST Business Combination. If stockholders approve the AST Business Combination, the Company expects to consummate such AST Business Combination as soon as possible following stockholder approval.

Upon approval by at least 65% of the common stock outstanding as of the record date of the Extension Amendment Proposal, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form attached as Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, Class A Common Stock and public warrants (as defined below) will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by our Sponsor through the founder shares. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved, an affiliate of the Sponsor will continue to receive payments from the Company of $10,000 per month for the provision of secretarial and administrative support as may be reasonably required by the Company until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation.

If the Extension Amendment Proposal is approved and we are unable to consummate a business combination by June 15, 2021, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. The Sponsor and the Company’s officers and directors waived their rights to participate in any liquidation distribution with respect to any founder shares held by them. In addition, there will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by June 15, 2021. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

What happens to the Company’s warrants if the Extension Amendment is not approved?

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by March 15, 2021, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate a business combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed business combination such as the AST Business Combination?

Yes, unless you elect to redeem all your shares in connection with the Extension Amendment. Assuming you are a stockholder as of the record date for voting on a proposed business combination, you will be able to vote on a proposed business combination, such as the AST Business Combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of such business combination, subject to any limitations set forth in our charter.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s Secretary prior to the date of the annual meeting or by voting in person online at the annual meeting. Attendance at the annual meeting alone will not change your vote. You also may revoke your proxy prior to the date of the annual meeting by sending a notice of revocation to the Company at 10900 Research Blvd, Ste 160C PMB 1081, Austin, Texas 78759, Attn: Secretary.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee then you are the beneficial owner of shares held in “street name” and you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee or you could vote your shares in person online at the annual meeting. If your shares are held in street name, and you wish to attend and vote your shares at the annual meeting, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and e-mail a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the annual meeting. Beneficial owners who wish to attend the annual meeting should contact Continental no later than March 8, 2021 to obtain this information.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR,” “AGAINST” and “WITHHELD” votes, abstentions and broker non-votes for each of the proposals.

A stockholder’s failure to vote by proxy or to vote in person online at the annual meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Extension Amendment Proposal. Failure to vote will have no effect on the Director Re-election Proposal, the Independent Accounting Firm Proposal or the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the effect of a vote “AGAINST” the Extension Amendment Proposal. Abstentions will have no effect on the Director Re-election Proposal, the Independent Accountant Proposal or the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Broker non-votes will be treated as a vote against the Extension Amendment Proposal and will have no effect on the Director Re-election Proposal, the Independent Accountant Proposal or the Adjournment Proposal.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the votes that could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting are represented in person online or by proxy at the meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person online at the annual meeting. Abstentions (but not broker non-votes) will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the annual meeting may adjourn the annual meeting to another date.

Who can vote at the annual meeting?

Only holders of record of the Company’s common stock at the close of business on January 28, 2021 are entitled to have their vote counted at the annual meeting and any adjournments or postponements thereof. On this record date, 28,750,000 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company (“Continental”), then you are a stockholder of record. As a stockholder of record, you may vote in person online at the annual meeting or vote by proxy. Whether or not you plan to attend the annual meeting in person online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting virtually. However, since you are not the stockholder of record, you may not vote your shares in person online at the annual meeting unless you first request and obtain a valid proxy from your broker or other agent. You must then e-mail a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the annual meeting. Beneficial owners who wish to attend the annual meeting should contact Continental no later than March 8, 2021 to obtain this information.

Does the board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its stockholders. The Board recommends that all holders of Class B Common Stock vote “FOR” the appointment of the director nominee, and that all stockholders vote “FOR” the ratification of the selection of Marcum as our independent registered public accounting firm, “FOR” the Extension Amendment Proposal, and “FOR” the Adjournment Proposal.

What interests do the Company’s directors and officers have in the approval of the proposals?

The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and private placement warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment Proposal — Interests of the Company’s Directors and Officers.”

What if I object to the Extension Amendment? Do I have appraisal rights?

If you do not want the Extension Amendment to be approved, you must vote against the proposal, abstain from voting or refrain from voting. Stockholders do not have appraisal rights in connection with the Extension Amendment under the DGCL.

How do I vote?

Stockholder of Record:    If you are a holder of record of Company common stock, there are two ways to vote:

•        In person online: You may vote in person online at the annual meeting.

•        By mail: You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the annual meeting and vote in person online if you have already voted by proxy.

Beneficial Owner:    If you are a beneficial owner of shares held in “street name,” there are two ways to vote:

•        In person online: If are the beneficial owner of shares held in “street name” and you wish to attend the annual meeting and vote in person online, you must obtain a legal proxy from your broker, bank or other nominee that holds your shares and e-mail a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the annual meeting. Beneficial owners who wish to attend the annual meeting should contact Continental no later than March 8, 2021 to obtain this information.

•        By mail: If your shares of Company common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You may vote by proxy by filling out the voting instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

Whether or not you plan to attend the annual meeting in person online, we urge you to vote by proxy to ensure your vote is counted.

How do I redeem my shares of common stock?

Pursuant to the charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 1:00 p.m., New York time, on March 10, 2021 (two business days prior to the vote at the annual meeting), (a) submit a written request to the transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Amendment Proposal.

What are the material U.S. federal income tax consequences of redeeming my shares of common stock?

The U.S. federal income tax consequences of exercising redemption rights depends on your particular facts and circumstances. Please see the section entitled “The Extension Amendment Proposal — Material U.S. Federal Income Tax Consequences.” We urge you to consult your tax advisors regarding the tax consequences of exercising redemption rights.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the annual meeting. The Company has agreed to pay Morrow a fee of $25,000 plus associated disbursements and other variable costs. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

New Providence Acquisition Corp.
10900 Research Blvd, Ste 160C PMB 1081
Austin, TX 78759
Telephone: (561) 231-7070

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Individuals Please call: (800) 662-5200
(Banks and brokers, please call (203) 658-9400)
Email: NPA.info@investor.morrowsodali.com

For more information regarding the AST Business Combination and the Equity Purchase Agreement, please read the preliminary proxy statement relating to the AST Business Combination, most recently filed with the SEC by the Company on January 27, 2021, including the complete text of the Equity Purchase Agreement and amendments thereto. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (either physically or electronically) to the transfer agent at the address below prior to 1:00 p.m., New York time, on March 10, 2021 (two business days prior to the vote at the annual meeting). If you have questions regarding the certification of your position or delivery of your stock, please contact:

Mark Zimkind
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
E-mail: mzimkind@continentalstock.com

The Annual Meeting

Date, Time, Place and Purpose of the Annual Meeting

The annual meeting will be held at 1:00 p.m., New York time, on Friday, March 12, 2021 as a virtual meeting. You will be able to attend, vote your shares, view the list of stockholders entitled to vote at the annual meeting and submit questions during the annual meeting via a live webcast available at https://www.cstproxy.com/npa-corp/sm2021. You may also attend the annual meeting by telephone in listen only mode within the U.S. and Canada: 1 877-770-3647 (toll-free) or outside of the U.S. and Canada: +1 312-780-0854 (standard rates apply). The passcode for telephone access is: 73928449#

At the annual meeting, stockholders are being asked to consider and vote on proposals to:

(i)     Proposal No. 1 — The Director Re-election Proposal — with respect to holders of Class B Common Stock, to re-elect one director to serve as the Class I director on the Board, with such director to serve until the 2024 annual meeting of shareholders or until his successor is elected and qualified, or until such director’s earlier death, resignation, retirement or removal. Holders of Class A Common Stock have no right to vote on the Director Re-election Proposal;

(ii)    Proposal No. 2 — The Independent Accounting Firm Proposal — ratify the appointment of Marcum as the Company’s independent registered public accounting firm for the year ended December 31, 2021.

(iii)   Proposal No. 3 — The Extension Amendment Proposal — amend the charter to extend the date by which the Company has to consummate a business combination from March 15, 2021 to June 30, 2021; and

(iv)   Proposal No. 4 — The Adjournment Proposal — approve the adjournment of the annual meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the annual meeting if you owned Company common stock at the close of business on January 28, 2021, the record date for the annual meeting. You will have one vote for each share of common stock you owned at that time. Only holders of Class B Common Stock will be entitled to vote on the Director Re-election Proposal. The Company’s warrants do not carry voting rights.

At the close of business on the record date, there were 28,750,000 outstanding shares of Company common stock entitled to vote, of which 5,750,000 were founder shares.

Votes Required

The Class I director is elected by a plurality of the votes cast by the holders of Class B Common Stock who are present in person online or represented by proxy at the annual meeting and are entitled to vote at the annual meeting. Holders of Class A Common Stock have no right to vote on the Director Re-election Proposal. Abstentions will have no effect on this proposal.

Approval of the proposal to ratify the selection of Marcum as our independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock present in person online or represented by proxy at the annual meeting and entitled to vote on the matter at the annual meeting, voting as a single class. Abstentions will have no effect on this proposal.

Approval of the Extension Amendment Proposal requires the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock, entitled to vote thereon at the annual meeting, voting as a single class. Abstentions will have the effect of a vote “AGAINST” this proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock present in person online or represented by proxy at the annual meeting and entitled to vote on the matter at the annual meeting, voting as a single class. Abstentions will have no effect on this proposal.

A stockholder’s failure to vote by proxy or to vote in person online at the annual meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have the effect of a vote “AGAINST” the Extension Amendment Proposal. Failure to vote will have no effect on the Director Re-election Proposal, the Independent Accounting Firm Proposal or the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the effect of a vote “AGAINST” the Extension Amendment Proposal. Abstentions will have no effect on the Director Re-election Proposal, the Independent Accounting Firm Proposal or the Adjournment Proposal.

If you do not want a proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. Holders of public shares may redeem their public shares regardless of whether they vote for or against the Extension Amendment, abstain or do not vote.

Voting

You can vote your shares at the annual meeting by proxy or in person online. If your shares are owned directly in your name with our transfer agent, Continental, you are considered, with respect to those shares, the “stockholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) stockholder.”

Stockholders of Record

You can vote by proxy by having one or more individuals who will be at the annual meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the annual meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate each of Alexander Coleman, Gary Smith and James Bradley to act as your proxy at the annual meeting. One of them will then vote your shares at the annual meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the annual meeting.

Alternatively, you can vote your shares in person online by attending the annual meeting.

Beneficial Owners

If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

If you wish to attend and vote your shares at the annual meeting, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and e-mail a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the annual meeting. Beneficial owners who wish to attend the annual meeting should contact Continental no later than March 8, 2021 to obtain this information.

If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the annual meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. Brokers do not have discretionary authority to vote on any of the proposals.

Proxies

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the annual meeting in the manner you direct. You may vote for or withhold your vote for the proposal or you may abstain from voting. All valid proxies received prior to the annual meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the annual meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow Sodali, at (800) 662-5200 for individuals or (203) 658-9400 for banks and brokers or by sending an e-mail to npa.info@investor.morrowsodali.com.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the annual meeting and follow the instructions detailed above on how to vote their shares at the annual meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the annual meeting. A proxy may be revoked prior to the annual meeting by filing with the Secretary at New Providence Acquisition Corp. 10900 Research Blvd, Ste 160C PMB 1081, Austin, TX 78759, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the annual meeting virtually and voting in person online.

Simply attending the annual meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the annual meeting. If you wish to attend the annual meeting in person online but you hold your shares through a broker, bank or other agent, you must follow the instructions detailed above on how to attend the annual meeting.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to stockholders at the annual meeting. The Company has agreed to pay Morrow a fee of $25,000 plus associated disbursements and other variable costs. The Company will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow at:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Individuals Please call: (800) 662-5200
(Banks and brokers, please call (203) 658-9400)
Email: NPA.info@investor.morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the annual meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the annual meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the annual meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the annual meeting. If other matters do properly come before the annual meeting, or at any adjournment(s) of the annual meeting, we expect that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Due to COVID-19, we have become a virtual company. Our mailing address is 10900 Research Blvd, Ste 160C PMB 1081, Austin, Texas 78759 and our telephone number is (561) 231-7070.

Proposal No. 1 — The Director Re-election Proposal

Overview

Our amended and restated certificate of incorporation provides for a board of directors that is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The Board currently consists of five directors. Timothy Gannon is the only Class I director.

Timothy Gannon is nominated for re-election at this annual meeting of stockholders, as the Class I director, to hold office until the annual meeting of stockholders in 2024, or until his successor is chosen and qualified, or until his earlier death, resignation, retirement or removal.

Unless you indicate otherwise, shares of Class B Common Stock represented by executed proxies in the form enclosed will be voted for the re-election of the director nominee unless the nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that the nominee will be unavailable or, if re-elected, will decline to serve.

Director and Officer Information

The table below sets forth certain information regarding the composition of our Board of Directors, including the terms of office of board members and our executive officers. Except as indicated herein, there are no arrangements or understandings between the nominee and any other person pursuant to which such nominee was selected.

Name(1)	Age(2)	Position	Director Since	Current Term to Expire
Alexander Coleman	54	Chairman	2019	2023
Gary P. Smith	58	Chief Executive Officer and Director	2019	2023
Timothy Gannon	70	Independent Director	2019	2021
Daniel Ginsberg	67	Independent Director	2019	2022
Rick Mazer	73	Independent Director	2019	2022
James Bradley	48	Chief Financial Officer	—	—

____________

(1)      The mailing address for each person is 10900 Research Blvd, Ste 160C, PMB 1081, Austin, Texas 78759

(2)      As of February 5, 2021.

Nominee Biography

Timothy Gannon has served as a director our New Providence Acquisition Corp. since September 2019. Mr. Gannon is a Co-Founder of Outback Steakhouse, where he was a senior executive responsible for food and menu oversight through its public offering in 2012. In 2006, Mr. Gannon co-founded OSI Restaurant Partners, an operator of Outback Steakhouse, Carrabba’s Italian Grill, Bonefish Grill, Roy’s Restaurant and Fleming’s Prime Steakhouse & Wine Bar units. Prior to co-founding Outback Steakhouse, Mr. Gannon spent 14 years at other restaurant groups including Steak & Ale and Copeland’s Cajun Café. In 1994, Mr. Gannon was named Entrepreneur of the Year by Inc. magazine. Other honors include the Florida Restaurant Association’s Lifetime Achievement Award, an honorary Doctorate in Business Administration and Food Service Management from Johnson & Wales University, and induction into both the U.S. Business Hall of Fame and the Tampa Bay Chamber of Commerce Business Hall of Fame. Mr. Gannon received a BA in Art History from Florida State University. We believe that Mr. Gannon’s entrepreneurial experience and deep consumer industry background make him well qualified to serve as a director.

Other Director and Officer Biographies

Alexander Coleman has served as our Chairman since June 2019. Mr. Coleman served as Chief Executive Officer of Tilt Holdings and as a Managing Partner at Annex Capital Management. Mr. Coleman also previously served as a Managing Partner at Sea Hunter Therapeutics from 2016 to 2018. Prior experience also includes serving as Chairman of Big Red and as a Managing Partner at Citicorp Venture Capital. Prior to these positions, from 1996 through to 2004, Mr. Coleman was a Managing Investment Partner and co-Head of Dresdner Kleinwort Capital LLC,

Dresdner Bank’s North American merchant banking group. While at Dresdner, Mr. Coleman oversaw the bank’s U.S. based private equity businesses, which included control and minority equity investing, mezzanine, distressed senior debt and, for a period of time, a fund-of-funds program. From 1989 to 1995, Mr. Coleman worked with several groups while at Citi, including the Media Group, the Restructuring Group and Citicorp Venture Capital. Mr. Coleman received an MBA from the University of Cambridge and a BA in Economics from the University of Vermont. Mr. Coleman has served as a Director and Chairman of the Board for numerous private and public companies, including Remy Inc., StackTeck Systems Ltd., Maxcess International, TeleCorp PCS, Hypercube (f/k/a KMC Telecom), Mrs. Field’s Famous Brands Inc., Gardenburger Inc., NurseFinders Inc., Waddington International, Inc. and JAC Products, Inc.

Gary P. Smith has served as our Chief Executive Officer and as a director since June 2019. Mr. Smith has held senior management positions at PepsiCo, Red Bull and Big Red. During his most recent position as CEO of Big Red, Inc., Mr. Smith built a diversified beverage company by acquiring numerous, complementary brands across many segments of the market over a 10-year period, ultimately selling the business to Keurig Dr Pepper. Prior to Big Red, Mr. Smith joined Red Bull as the executive vice president of a three person board of directors each operating as the co-CEO. Mr. Smith held direct responsibility for sales, trade marketing, motorsports marketing, finance, information systems, legal department, supply chain, operations and human resources. Mr. Smith continued to serve as the senior board member and corporate secretary from 2000 to 2007 while leading all day to day efforts as the Chief Operating Officer. Before taking over the leadership role at Red Bull, Mr. Smith enjoyed a successful career with PepsiCo, Inc. from 1986 to 2000. Mr. Smith began his career in Dallas with PepsiCo Food Systems where he held positions with increasing responsibility that led up to his role as division president. In his last role with PepsiCo, Mr. Smith led the West Florida Bottling Operations for Pepsi Bottling Group. Mr. Smith holds an M.B.A. degree with a concentration in finance from The University of Dallas. Mr. Smith also holds a Bachelor of Business Administration degree in finance from Mississippi State University. Mr. Smith serves on the board of Tilt Holdings and various philanthropic organizations including the Dr Pepper Museum and the American Beverage Association.

Daniel Ginsberg has served on our Board since our IPO. Mr. Ginsberg has served as Chairman of Potbelly Corporation since 2014. Mr. Ginsberg previously served as Chief Executive Officer of Dermalogica from 2011 to 2014, and has a comprehensive background in branding strategy, marketing, and advertising. Prior to these positions, Mr. Ginsberg served as Chief Executive Officer of Red Bull North America until 2007. Before taking over the leadership role at Red Bull, Mr. Ginsberg was an advertising and marketing executive who held executive positions at agencies such as NW Ayer, Cunningham & Walsh and dGWB. Mr. Ginsberg also served as Chief Marketing Officer at Hardee’s. Mr. Ginsberg received an MA in Communications and Marketing from Boston University. We believe that Mr. Ginsberg’s extensive executive and marketing expertise make him well qualified to serve as a director.

Rick Mazer has served on our Board since our IPO. Mr. Mazer has served as Chairman of The Culinary Institute of America since 2017, and has also been a member of the boards of Food for All, Gardenburger, Thrifty Foods of Burlington, and Hospital Cost Consultants and Accountants, Inc. Mr. Mazer previously served as President and Chief Executive Officer of Ventura Foods from 1997 to 2009, where he played a key role in growing the company’s sales from $500 million to more than $2 billion annually. Prior to joining Ventura Foods, Mr. Mazer was a consultant to producers, manufacturers, retailers, and grocery and convenience store wholesalers. Mr. Mazer also previously held management positions at Deloitte and Touche, Kidder, Peabody & Co. and Boston Consulting Group. Mr. Mazer received degrees in Economics and Industrial Management from the Massachusetts Institute of Technology. We believe that Mr. Mazer’s extensive executive and deep consumer industry background make him well qualified to serve as a director.

James Bradley has served as our Chief Financial Officer since June 2019. Prior to this, Mr. Bradley spent nearly 10 years as CFO of Big Red until it was acquired by Keurig Dr Pepper in 2018. While at Big Red, Mr. Bradley was instrumental in the sales transaction, four recapitalizations and three acquisitions. Mr. Bradley transformed Big Red’s financial, accounting, tax and back office functions as the business grew from a simple family run business with a single brand to a sponsor backed, diversified beverage company. Prior to joining Big Red, Mr. Bradley spent nearly 10 years in KPMG’s Transaction Services practice leading buy-side and sell-side transactions ranging in size from a few million to several-billion dollars in North America and Europe. Prior to KPMG, Mr. Bradley spent four years in investment banking in Arthur Andersen’s Corporate Finance practice. Mr. Bradley earned a Bachelor’s of Business Administration in Finance from the University of Texas in Austin, graduating with honors. Mr. Bradley is a Chartered Financial Analyst.

NPA’s Related Party Transactions

Founder Shares

On June 2019, the Company issued an aggregate of 3,593,750 founder shares to our Sponsor for an aggregate purchase price of $25,000 in cash, or approximately $0.007 per share. In August 2019, the Company effected a stock split resulting in an increase in the total number of shares of Class B Common Stock outstanding from 3,593,750 to 5,750,000, such that the total number of founder shares would represent 20% of the total number of shares of common stock outstanding upon completion of our IPO. Subsequent to such stock split, in August 2019, the Sponsor transferred 10,000 founder shares to each of Mr. Bradley, our Chief Financial Officer, and Messrs. Gannon, Ginsberg and Mazer, our independent directors. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20% of the outstanding shares upon completion of our IPO. The founder shares (including the Class A Common Stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

Private Placement Warrants

The Sponsor purchased an aggregate of 6,100,000 warrants at a price of $1.00 per warrant in a private placement that occurred simultaneously with the closing of our IPO. As such, the Sponsor’s interest in this transaction is valued at $6,100,000. Each private placement warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share. The private placement warrants (including the Class A Common Stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

The Company must provide a right of first offer to the Sponsor if, in connection with or prior to the closing of the Company’s initial business combination, such as the AST Business Combination, the Company proposes to raise additional capital by issuing any equity securities, or securities convertible into, exchangeable or exercisable for equity securities (other than warrants in respect of working capital loans as described above or to any seller in such business combination).

Related Party Loans

The Sponsor agreed to loan us up to $300,000 to be used for a portion of the expenses of our IPO. At September 30, 2019, the outstanding balance under the promissory note in the aggregate amount of $155,093 was repaid.

In addition, in order to finance transaction expenses in connection with an intended initial business combination, the Sponsor or an affiliate of the Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the AST Business Combination (or another business combination) does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our Sponsor or an affiliate of the Sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

On February 1, 2021, Sponsor loaned the Company $200,000 under a promissory note to fund its working capital requirements and finance transaction expenses in connection with a business combination. The promissory note was non-interest bearing and payable on the earlier of (i) June 30, 2021 and (ii) the date on which the Company consummates a business combination.

Board Meetings and Committees

The Board meet at such times as are necessary and generally on the dates of regularly scheduled Board meetings. The Board met seven times in fiscal year 2020. During fiscal year 2020, there were four regularly scheduled and three special Board meetings.

There are three standing committees appointed by the Board: the audit committee, a compensation committee and a nominating and corporate governance committee. Each Committee has the same power as the Board to employ the services of outside consultants and to have discussions and interviews with personnel of the Company and others.

The principal functions of the committees are summarized as follows:

Audit Committee

Mr. Gannon, Mr. Ginsberg and Mr. Mazer serve as members of our audit committee, and Mr. Mazer chairs the audit committee. Under Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Each of Mr. Gannon, Mr. Ginsberg and Mr. Mazer meet the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Each member of the audit committee is financially literate and our Board has determined that Mr. Gannon, Mr. Ginsberg and Mr. Mazer qualify as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

•        pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by FASB, the SEC or other regulatory authorities.

Compensation Committee

Mr. Gannon, Mr. Ginsberg and Mr. Mazer serve as members of our compensation committee. Under Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent. Mr. Gannon, Mr. Ginsberg and Mr. Mazer are independent and Mr. Ginsberg chairs the compensation committee.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;

•        reviewing on an annual basis our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        if required, producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, until the earlier of the consummation of our initial business combination or our liquidation and the payment to an affiliate of our Sponsor of $10,000 per month, for up to 18 months, for secretarial and administrative support and reimbursement of expenses, and in connection with potentially providing financing or other investments in connection with our initial business combination, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination.

The Existing Certificate of Incorporation also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance are Mr. Gannon, Mr. Ginsberg and Mr. Mazer. Mr. Gannon serves as chair of the nominating and corporate governance committee.

The primary purposes of our nominating and corporate governance committee is to assist the Board in:

•        identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the Board;

•        developing and recommending to the Board and overseeing implementation of our corporate governance guidelines;

•        coordinating and overseeing the annual self-evaluation of the Board, its committees, individual directors and management in the governance of NPA; and

•        reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The nominating and corporate governance committee is governed by a charter that complies with the rules of Nasdaq.

During fiscal 2020, all directors attended at least 75% of Board and respective committee meetings.

Officer and Director Compensation

None of the Company’s executive officers or directors have received any cash compensation for services rendered to the Company. Since the consummation of the IPO and until the earlier of the consummation of and initial business combination or a liquidation, the Company will pay an affiliate of our Sponsor a total of $10,000 per month for secretarial and administrative support. In addition, the Sponsor, executive officers and directors, and any of their respective affiliates are being reimbursed for any out-of-pocket expenses incurred in connection with activities conducted on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews all payments that were made to the Sponsor, officers or directors, or their affiliates on a quarterly basis. Any such payments prior to the consummation of the initial business combination are made using funds held outside the trust account. Other than quarterly audit committee review of such payments, we do not have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with identifying and consummating an initial business combination. Other than these payments and reimbursements, no compensation or any kind, including finder’s and consulting fees, is paid by the Company to the Sponsor, executive officers and directors, or any of their respective affiliates, prior to completion of an initial business combination.

Delinquent Section 16(a) Reports

The Company’s directors and executive officers are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership of the common stock with the SEC. Based solely upon a review of Forms 3 and 4 and amendments thereto, if any, furnished to the Company during its most recent year and filed with the SEC, and representations from reporting persons that no Forms 5 were required; we believe that all of our directors and executive officers complied during fiscal 2020 with the reporting requirements of Section 16(a) of the Exchange Act.

Access to Directors

The security holders of the Company may communicate in writing to the Board by sending such communication to the Board or a particular director in care of James Bradley, Chief Financial Officer, at the Company’s principal executive offices. At present, such communications will be directly forwarded to the Board or such particular director, as applicable.

Required Vote

The Company’s directors are elected by a plurality of the votes cast by the holders of Class B Common Stock who are present in person online or represented by proxy at the annual meeting and are entitled to vote at the annual meeting. Holders of Class A Common Stock have no right to vote on the election, removal or replacement of any director prior to the consummation of an initial business combination.

Recommendation

The Board recommends a vote “FOR” the re-election to the Board of the above mentioned nominee.

Proposal No. 2 — The Independent Accountant Proposal

We are asking the stockholders to ratify the selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2021 The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2020, our audit committee may reconsider the selection of Marcum as our independent registered public accounting firm.

Marcum has audited our financial statements for the fiscal year ended December 31, 2019. A representative of Marcum is expected to be present at the annual meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions from stockholders. The following is a summary of fees paid or to be paid to Marcum for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the period from May 28, 2019 (inception) through December 31, 2019 totaled $75,691.50. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum for consultations concerning financial accounting and reporting standards during the period from May 28, 2019 (inception) through December 31, 2019.

Tax Fees.    We paid Marcum $12,294.08 for tax services for the period from May 28, 2019 (inception) through December 31, 2019.

All Other Fees    We did not pay Marcum for other services for the period from May 28, 2019 (inception) through December 31, 2019.

Our audit committee has determined that the services provided by Marcum are compatible with maintaining the independence of Marcum as our independent registered public accounting firm.

Pre-Approval Policy

Our audit committee was formed upon the consummation of the IPO. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by the Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Vote Required

The ratification of the appointment of Marcum requires the vote of a majority of the votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter at the annual meeting. All holders of Class A Common Stock and Class B Common Stock are entitled to vote on this proposal. Abstentions will have no effect on this proposal.

Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Marcum as our independent registered public accounting firm.

Proposal No. 3 — The Extension AMendment Proposal

Background

On September 13, 2019, we consummated our IPO of 20,000,000 units at a price of $10.00 per unit generating gross proceeds of $200,000,000 before underwriting discounts and expenses. Each unit consists of one share of the Company’s Class A Common Stock and one redeemable warrant (the “public warrants”). Each public warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share. Simultaneously with the consummation of our IPO, we completed the private sale of 5,500,000 private placement warrants at a price of $1.00 per private placement warrant, in a private placement to the Sponsor generating gross proceeds of $5,500,000. In connection with the IPO, the underwriters were granted an option to purchase up to 3,000,000 units to cover over-allotments, if any. On September 19, 2019, in connection with the underwriters’ full exercise of their over-allotment option, the Company consummated the sale of an additional 3,000,000 units and the sale of an additional 600,000 private placement warrants, generating total gross proceeds of $30,600,000. Following the IPO, the exercise of the over-allotment option and the sale of the private placement warrants, a total of $230,000,000 was placed in the trust account. As of December 31, 2020, there was approximately $232,196,027 held in the trust account. Our charter currently provides that we have until March 15, 2021 (18 months from the IPO Closing Date) to complete an initial business combination.

The Extension Amendment

We are proposing to amend our charter to extend the date we have to consummate a business combination to the Extended Date. Approval of the Extension Amendment is a condition to the implementation of the Extension. A copy of the proposed amendment to our charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

The purpose of the Extension Amendment is to allow the Company more time to complete the proposed AST Business Combination. On December 15, 2020, the Company entered into the Equity Purchase Agreement. The charter provides that the Company has until March 15, 2021 to complete a business combination. While the Company and the other parties to the Equity Purchase Agreement are working towards satisfaction of the conditions to completion of the AST Business Combination by the deadline and the Company has filed a preliminary proxy statement with the SEC with respect to the AST Business Combination, the Board has determined that there may not be sufficient time before March 15, 2021 to hold a special meeting to obtain stockholder approval of, and to consummate, the AST Business Combination. Instead, the closing of the AST Business Combination is expected to take place in April, as soon as practicable after such special meeting, subject to the satisfaction or waiver of the closing conditions in the Equity Purchase Agreement. Accordingly, our Board believes that in order to be able to successfully complete the AST Business Combination, it is appropriate to obtain the Extension. The Board believes that the AST Business Combination is compelling and in the best interests of our stockholders. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial business combination to the Extended Date. If the Extension Amendment is approved, we will hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a proposed business combination. For more information regarding the AST Business Combination and the Equity Purchase Agreement, please read the preliminary proxy statement relating to the AST Business Combination, most recently filed with the SEC by the Company on January 27, 2021, including the complete text of the Equity Purchase Agreement.

The charter states that if the Company’s stockholders approve an amendment to the charter (i) to modify the substance or timing of its obligation to redeem 100% of the public shares if it does not complete an initial business combination by March 15, 2021, or (ii) with respect to any other provision relating to stockholders’ rights or pre-business combination activity, the Company will provide its public stockholders with the opportunity to redeem their public shares upon such approval, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing stockholders an opportunity to consider a transaction.

The Company is not asking you to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding public shares, in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and we do not consummate the AST Business Combination (or another business combination) by March 15, 2021, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem all of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the Company’s officers and directors waived their rights to participate in any liquidation distribution with respect to any founder shares held by them. In addition, there will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by March 15, 2021. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, Class A Common Stock and warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, but we do not consummate the AST Business Combination (or another business combination) by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem all of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the Company’s officers and directors waived their rights to participate in any liquidation distribution with respect to any founder shares held by them. In addition, there will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless if the Company fails to complete its initial business combination by the Extended Date. The Company will pay the costs of liquidation from its remaining assets outside of the trust account.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to stockholders and the right to redeem your public shares for cash from the trust account in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $232,196,027 that was in the trust account as of December 31, 2020. However, we will not proceed with the Extension if the number of redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved, an affiliate of the Sponsor, will continue to receive payments from the Company of $10,000 per month for the provision of secretarial and administrative support as may be reasonably required by the Company until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the terms of the Administrative Support Agreement.

Redemption Rights

In connection with the approval of the Extension Amendment Proposal each public stockholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 1:00 P.M. NEW YORK TIME ON  MARCH 10, 2021. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

Pursuant to the charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 1:00 p.m., New York time, on March 10, 2021 (two business days prior to the vote at the annual meeting), (a) submit a written request to the transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Amendment Proposal.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the annual meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the annual meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of December 31, 2020, this would amount to approximately $10.09 per share. The closing price of the Class A Common Stock on February 9, 2021, the most recent closing price, was $22.50. Accordingly, if the market price were to remain the same until the date of the annual meeting, exercising redemption rights would result in a public stockholder receiving less for each share as if such stockholder sold the shares in the open market.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to the vote on the Extension Amendment. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. If the Extension Amendment Proposal is not approved or if it is abandoned, these shares will be returned promptly following the annual meeting as described above.

Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences to U.S. Holders and Non-U.S. Holders (each as defined below) of Class A Common Stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change, possibly with retroactive effect, and to varying interpretations, which could result in U.S. federal income tax consequences different from those described below. This discussion does not address the tax consequences to stockholders under any state, local, or non-U.S. tax laws or any other U.S. federal tax, including the alternative minimum tax provisions of the Code and the net investment income tax.

This discussion applies only to holders of Class A Common Stock who hold their shares as a “capital asset,” as defined in the Code. For purposes of this discussion, a “U.S. Holder” is a beneficial owner for U.S. federal income tax purposes of Class A Common Stock that is (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that was created or organized in the U.S. or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. holders have the authority to control all substantial decisions of the trust, or (b) such trust has in effect a valid election to be treated as a United States person. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner for U.S. federal income tax purposes of Class A Common Stock that is not a U.S. Holder or a partnership.

This discussion does not address all of the U.S. federal income tax consequences that may be relevant to particular holders in light of their individual circumstances or to certain types of holders subject to special treatment under the Code, including, without limitation, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, cooperatives, banks and certain other financial institutions, insurance companies, tax exempt organizations, retirement plans, stockholders that are, or hold shares through, partnerships or other pass through entities for U.S. federal income tax purposes, holders who acquired Class A Common Stock directly or indirectly in connection with performance of services, pursuant to an exercise of employee options, in connection with employee incentive plans, or otherwise as compensation, the Sponsor and its affiliates, persons who actually or constructively own 5 percent or more (by vote or value) of the Class A Common Stock, persons required to accelerate the recognition of any item of gross income with respect to Class A Common Stock as a result of such income being recognized on an applicable financial statement, U.S. Holders whose functional currency is not the U.S. dollar, dealers in securities or foreign currency, traders in securities that mark to market their securities, certain former citizens and long-term residents of the United States, and holders holding Class A Common Stock as a part of a straddle, hedging, constructive sale or conversion transaction.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Class A Common Stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and the partner and certain determinations made at the partner level. If you are a partner of a partnership holding Class A Common Stock, you are urged to consult your tax advisor.

No legal opinion of any kind has been or will be sought or obtained regarding the U.S. federal income tax or any other tax consequences of exercising or not exercising redemption rights. In addition, the following discussion is not binding on the U.S. Internal Revenue Service (“IRS”) or any other taxing authority, and no ruling has been or will be sought or obtained from the IRS or other taxing authority with respect to any of the U.S. federal income tax consequences or any other tax consequences that may arise in connection with exercising redemption rights. There can be no assurance that the IRS or other taxing authority will not challenge any of the statements made in this summary or that a U.S. court or other judicial body would not sustain such a challenge.

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF ELECTING OR NOT ELECTING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

Tax Consequences to Holders Not Exercising Redemption Rights

Holders that do not exercise redemption rights (including any holders that vote in favor of the Extension Amendment) will continue to own their Class A Common Stock and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension Amendment.

Tax Consequences to U.S. Holders Exercising Redemption Rights

This section is addressed to U.S. Holders of Class A Common Stock that elect to have their Class A Common Stock redeemed for cash pursuant to the redemption rights described above in the section entitled “The Extension Amendment Proposal — Redemption Rights.”

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A Common Stock is redeemed pursuant to the redemption rights described above in the section entitled “The Extension Amendment Proposal — Redemption Rights,” the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A Common Stock under Section 302 of the Code. Generally, whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares treated as held by the U.S. Holder both before and after the redemption. The redemption of Class A Common Stock generally will be treated as a sale of the Class A Common Stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder generally takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include stock which could be acquired pursuant to the exercise of the warrants. Among other requirements that must be met, in order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A Common Stock must be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. Because holders of Class A Common Stock are not entitled to elect directors until after the completion of the Business Combination, the Class A Common Stock may not be treated as voting stock for this purpose and, consequently, the substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock and certain other requirements are met. The redemption of the Class A Common Stock will not be essentially equivalent to a dividend if a U.S. Holder’s redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “— Taxation of Distributions.”

U.S. Holders of Class A Common Stock considering exercising their redemption rights are urged to consult their tax advisors to determine whether the redemption of their Class A Common Stock would be treated as a sale or as a distribution under the Code in light of their particular circumstances.

Gain or Loss on Sale, Taxable Exchange, or Other Taxable Disposition of Class A Common Stock

If the redemption qualifies as a sale of Class A Common Stock with respect to a U.S. Holder, such U.S. Holder generally will recognize gain or loss in an amount equal to the difference between (i) the sum of cash received by the U.S. Holder on such disposition and (ii) the U.S. Holder’s adjusted tax basis in its Class A Common Stock so disposed of. A U.S. Holder’s adjusted tax basis in its Class A Common Stock generally will equal the U.S. Holder’s acquisition cost of the Class A Common Stock, less any prior distributions on the Class A Common Stock treated as a return of capital. Any such gain or loss recognized will generally be capital gain or loss and generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A Common Stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Class A Common Stock may have suspended the running of the applicable holding period for this purpose. Long-term capital gain realized by a non-corporate U.S. Holder is currently taxed at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A Common Stock with respect to a U.S. Holder, such U.S. Holder will be treated as receiving a distribution. Any distributions to U.S. Holders generally will constitute dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Class A Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Common Stock and will be treated as described above under “— Gain or Loss on Sale, Taxable Exchange, or Other Taxable Disposition of Class A Common Stock.” Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

Tax Consequences to Non-U.S. Holders Exercising Redemption Rights

This section is addressed to Non-U.S. Holders of Class A Common Stock that elect to have their Class A Common Stock redeemed for cash pursuant to the redemption rights described above in the section entitled “The Extension Amendment Proposal — Redemption Rights.”

Redemption of Class A Common Stock

The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A Common Stock pursuant to the redemption rights described above in the section entitled “The Extension Amendment Proposal — Redemption Rights” generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. Holder’s Class A Common Stock, as described above under “Tax Consequences to U.S. Holders Exercising Redemption Rights — Redemption of Class A Common Stock.”

Non-U.S. Holders of Class A Common Stock considering exercising their redemption rights should consult their tax advisors as to whether the redemption of their Class A Common Stock will be treated as a sale or as a distribution under the Code in light of their particular circumstances.

Gain on Sale, Taxable Exchange, or Other Taxable Disposition of Class A Common Stock

Subject to the discussions below under “— Information Reporting and Backup Withholding” and “— FATCA,” if the redemption qualifies as a sale of Class A Common Stock to a Non-U.S. Holder, such Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale of its Class A Common Stock, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case, unless an applicable income tax treaty provides otherwise, the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•        the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will generally be subject to a 30% tax on the individual’s net capital gain for the year; or

•        we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held the Class A Common Stock, and, in the case where shares of Class A Common Stock are treated as regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of Class A Common Stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of Class A Common Stock.

With respect to the third bullet point above (if applicable to a particular Non-U.S. Holder), gain recognized by such Non-U.S. Holder on the sale, exchange or other disposition of the Class A Common Stock will be subject to tax at generally applicable U.S. federal income tax rates. There can be no assurance that Class A Common Stock will be treated as regularly traded on an established securities market for this purpose. We do not believe that we are or have been a United States real property holding corporation for U.S. federal income tax purposes but there can no assurance in this regard. We would be classified as a United States real property holding corporation if the fair market value of our “United States real property interests” equals or exceeds 50% of the sum of the fair market value of our worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A Common Stock with respect to a Non-U.S. Holder, the Non-U.S. Holder will be treated as receiving a distribution. Subject to the discussions below under ”— Information Reporting and Backup Withholding” and “— FATCA,” in general, any distributions we make to a Non-U.S. Holder on shares of Class A Common Stock, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, under certain income tax treaties, attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), the applicable withholding agent will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of Class A Common Stock (and, subject to the discussion below under “— Information Reporting and Backup Withholding” and “— FATCA,” and the third bullet point above under “— Tax Consequences for Non-U.S. Holders Exercising Redemption Rights — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock,” to the extent such distribution does not exceed the adjusted tax basis such amount will generally not be subject to withholding) and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of Class A Common Stock, which will be treated as described above under “— Tax Consequences to Non-U.S. Holders Exercising Redemption Rights — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” In addition, if we determine that we are classified as a United States real property holding corporation, we will withhold 15% of any distribution that exceeds our current and accumulated earnings and profits.

Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States (and, under certain income tax treaties, attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), generally will not be subject to U.S. federal withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to U.S. federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Information Reporting and Backup Withholding

Generally information reporting requirements may apply to payments resulting from the redemption of Class A Common Stock. U.S. Holders generally may have to provide their taxpayer identification number and comply with comply certification requirements (usually on an IRS Form W-9) to avoid backup withholding. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a United States person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under an applicable income tax treaty generally will satisfy a Non-U.S. Holder’s certification requirements necessary to avoid backup withholding as well. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will generally be allowed as a refund or a credit against a U.S. Holder’s or Non-U.S. Holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS. Holders should consult their tax advisors regarding the application of information reporting and backup withholding to them.

FATCA

Under sections 1471 to 1474 of the Code (commonly referred to as “FATCA”) a 30% withholding tax generally applies with respect to certain payments on and, subject to the regulatory relief described below, gross proceeds from a sale or disposition of, Class A Common Stock if paid to (i) a foreign financial institution (as the beneficial owner or as an intermediary for the beneficial owner), unless such institution (a) enters into, and is in compliance with, a withholding and information reporting agreement with the U.S. government to collect and provide to the U.S. tax authorities substantial information regarding U.S. account holders of such institution (which would include certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners) or (b) is a resident in a country that has entered into an intergovernmental agreement with the United States in relation to such withholding and information reporting and the financial institution complies with the related information reporting requirements of such country or (ii) a foreign entity that is not a financial institution (as the beneficial owner or as an intermediary for the beneficial owner), unless such entity provides the withholding agent with a certification identifying the substantial United States owners of the entity, which generally includes any United States person who directly or indirectly owns more than 10% of the entity, or such entity otherwise qualifies for an exemption from these rules. An intergovernmental agreement between the United States and the applicable foreign country, or future U.S. Treasury regulations or other guidance, may modify these requirements. Under proposed U.S. Treasury regulations that may be relied upon pending finalization, the withholding tax on gross proceeds would be eliminated and, consequently, FATCA withholding on gross proceeds is not expected to apply unless such proposed U.S. Treasury regulations are modified, withdrawn or replaced in a manner that would subject gross proceeds to FATCA withholding. U.S. Holders and Non-U.S. Holders should consult their tax advisors regarding the possible implications of such withholding tax.

WE URGE HOLDERS OF CLASS A COMMON STOCK CONTEMPLATING EXERCISING THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISORS CONCERNING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

Required Vote

Approval of the Extension Amendment Proposal requires the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon at the annual meeting, voting as a single class. If the Extension Amendment is not approved, the Extension Amendment will not be implemented and the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, dissolve and liquidate, subject in each case to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

All of the Company’s directors, officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment. On the record date, the Sponsor beneficially owned and was entitled to vote 5,750,000 founder shares and the Sponsor. The total number of founder shares represents approximately 20% of the common stock.

In addition, the Sponsor and the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the annual meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the annual meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the annual meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment. None of the Company’s sponsor, director, officers, advisors or their affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        the fact that the Sponsor purchased an aggregate of 3,593,750 founder shares, for an aggregate offering price of $25,000 at an average purchase price of approximately $0.007 per share. In August 2019, the Company effected a stock split resulting in an increase in the total number of shares of Class B Common Stock outstanding from 3,593,750 to 5,750,000, such that the total number of founder shares would represent 20% of the total number of shares of common stock outstanding upon completion of the IPO;

•        if we do not consummate an initial business combination by March 15, 2021, the Company will be required to dissolve and liquidate and the securities held by our Sponsor, will be of no value because our Sponsor has agreed to waive their rights to any liquidation distributions;

•        in connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of any third party for services rendered or products sold to the company or target businesses with which the Company has entered into certain agreements;

•        all rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        none of the Company’s officers or directors has received any cash compensation for services rendered to the Company. All of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting relating to any business combination and may continue to serve following any potential business combination and receive compensation thereafter; and

•        the Sponsor, the Company’s officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate the business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

Our Board recommends that you vote “FOR” the Extension Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

Proposal No. 4 — The Adjournment Proposal

In the event there are not sufficient votes for, or otherwise in connection with, the adoption of the Extension Amendment Proposal, the Board may adjourn the annual meeting to a later date, or dates, if necessary, to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment.

Required Vote

Approval of the Adjournment Proposal requires the affirmative vote for the proposal by the holders of a majority of the shares of Class A Common Stock and Class B Common Stock who, being present and entitled to vote at the annual meeting, vote at the annual meeting, voting as a single class.

Recommendation

Our Board recommends that you vote “FOR” the approval of the Adjournment Proposal.

Beneficial Ownership of Securities

The following table sets forth information regarding the actual beneficial ownership of our common stock as of December 31, 2020 based on information obtained from the persons named below, with respect to the beneficial ownership of our shares of common stock by:

•        each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns our shares of common stock; and

•        all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. The table below does not include the shares of Class A Common Stock underlying the private placement warrants held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.

In the table below, percentage ownership is based on 23,000,000 shares of Class A Common Stock (which includes shares of Class A Common Stock that are underlying the units) and 5,750,000 shares of Class B Common Stock outstanding as of December 31, 2020. On all matters to be voted upon, except for the Director Re-election Proposal upon which only holders of Class B Common Stock vote, the holders of the shares of Class A Common Stock and the shares of Class B Common Stock vote together as a single class. Currently, all of the shares of Class B Common Stock are convertible into shares of Class A Common Stock on a one-for-one basis.

Name and Address of Beneficial Owner	Shares of Class A Common Stock Beneficially Owned	Percentage of Outstanding Class A Common Stock Owned	Shares of Class B Common Stock Beneficially Owned	Percentage of Outstanding Class B Common Stock Owned
Executive Officers and Directors(1)
Alexander Coleman(2)	—	—	5,710,000	99.3%
Gary P. Smith(2)	—	—	5,710,000	99.3%
James Bradley	—	—	10,000	*
Timothy Gannon	—	—	10,000	*
Daniel Ginsberg	—	—	10,000	*
Rick Mazer	—	—	10,000	*
All Executive Officers and Directors as a Group (Six Individuals)			5,750,000	100%
5% Holders
New Providence Management LLC (Sponsor)(2)	—	—	5,710,000	99.3%
UBS O’Connor LLC(3)	2,277,000	9.9%	—	—
RP Investment Advisors LP(4)	1,325,000	5.8%	—	—
Millennium Management LLC(5)	1,324,961	5.8%	—	—
Karpus Investment Management(6)	1,321,850	5.7%	—	—

____________

*        less than 1%

(1)      Unless otherwise noted, the business address of each of the entities or individuals listed is 10900 Research Blvd, Ste 160C, PMB 1081, Austin, Texas 78759.

(2)      Includes shares of Class B Common Stock beneficially held by our Sponsor, and Alexander Coleman and Gary P. Smith, based solely on the Schedule 13G filed jointly by Sponsor and Messrs. Coleman and Smith, with the SEC on February 13, 2020. Messrs. Coleman and Smith are the directors of the Sponsor and as such have voting and investment discretion with respect to the NPA Common Stock held of record by the Sponsor and may be deemed to have shared beneficial ownership of the NPA Common Stock held directly by the Sponsor. The business address of each of Sponsor and Messrs. Coleman and Smith is 10900 Research Blvd, Ste 160C, PMB 1081, Austin, Texas 78759.

(3)      Includes shares of Class A Common Stock beneficially held by UBS O’Connor LLC, a Delaware limited liability company (“Reporting Person”), based solely on the Schedule 13G filed jointly by the Reporting Person, with the SEC on February 13, 2020. The business address of the Reporting Person is One North Wacker Drive, 32nd Floor, Chicago, Illinois 60606.

(4)      Includes shares of Class A Common Stock beneficially held by RP Investment Advisors LP., an Ontario, Canada partnership (“RP Advisors”) and RP Select Opportunities Master Fund Ltd., an Ontario, Canada corporation (“RP Master Fund”), based solely on the Schedule 13G/A jointly filed by RP Advisors and RP Master Fund, with the SEC on February 14, 2020. The business address of each of RP Advisors and RP Master Fund is 39 Hazelton Avenue, Toronto, Ontario, Canada, M5R 2E3.

(5)      Includes shares of Class A Common Stock beneficially held by Integrated Core Strategies (US) LLC, a Delaware limited liability company (“Core”), Millennium Management LLC, a Delaware limited liability company (“Millennium”), Millennium Group Management LLC, a Delaware limited liability company (“Millennium Management”), and Israel A. Englander (“Englander”) based solely on the Schedule 13G/A filed jointly by Core, Millennium, Millennium Management, and Englander, with the SEC on January 14, 2020. The business address of each of Core, Millennium, Millennium Management, and Englander is c/o Millennium Management LLC, 666 Fifth Avenue, New York, New York 10103.

(6)      Includes shares of Class A Common Stock beneficially held by Karpus Management, Inc., d/b/a Karpus Investment Management (“KIM”), a New York corporation, based solely on the Schedule 13G filed by KIM, with the SEC on February 14, 2020. The business address of KIM is 183 Sully’s Trail, Pittsford, New York 14534.

Stockholder Proposals

In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, our bylaws provide that the stockholder must give timely notice in proper written form to our secretary and such business must otherwise be a proper matter for stockholder action. Such notice, to be timely, must be received at least 90 days, but no more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders for the annual meeting; provided that in the event that the annual meeting is called for a date that is not within 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (i) the close of business on the 90th day before the meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company.

The Board is aware of no other matter that may be brought before the annual meeting. Under Delaware law, only business that is specified in the notice of Annual Meeting to stockholders may be transacted at the annual meeting.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at New Providence Acquisition Corp. 10900 Research Blvd, Ste 160C PMB 1081, Austin, Texas 78759. If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

The Company files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended. The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment by contacting us at the following address, telephone number or facsimile number:

New Providence Acquisition Corp.
10900 Research Blvd, Ste 160C PMB 1081
Austin, TX 78759
Telephone: (561) 231-7070

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Individuals Please call: (800) 662-5200
(Banks and brokers, please call (203) 658-9400)
Email: NPA.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the annual meeting, you must make your request for information no later than March 8, 2021.

Annex A
Proposed Amendment
to the AMended and Restated Certificate of Incorporation
of New Providence Acquisition Corp.

, 2021

The undersigned, being a duly authorized officer of New Providence Acquisition Corp. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is “New Providence Acquisition Corp.”

2.      The Corporation’s original certificate of incorporation was filed with the Secretary of State of the State of Delaware on May 28, 2019 (the “Original Certificate”). An amended and restated certificate of incorporation was filed with the Secretary of State of the State of Delaware on September 12, 2019 (as amended, the “Amended and Restated Certificate”).

3.      This Amendment to the Amended and Restated Certificate (this “Amendment”) amends the Amended and Restated Certificate.

4.      This Amendment was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Sections 242 of the General Corporation Law of the State of Delaware.

5.      This Amendment shall become effective on the date of filing with the Secretary of State of the State of Delaware.

6.      The text of Section 9.1(b) of Article IX of the Amended and Restated Certificate is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ overallotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-l, as initially filed with the Securities and Exchange Commission (the “SEC”) on August 23, 2019, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by June 15, 2021 and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

7.      The text of Section 9.2(d) of Section IX of the Amended and Restated Certificate is hereby amended and restated to read in full as follows:

(d) In the event that the Corporation has not consummated an initial Business Combination by June 15, 2021, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

8.      The text of Section 9.7 of Article IX of the Amended and Restated Certificate is hereby amended and restated to read in full as follows:

Section 9.7. Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by June 15, 2021 or with respect to any other provision relating to stockholders’ rights or pre-business combination activity, or to provide for redemption in connection with an initial business combination, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.

IN WITNESS WHEREOF, New Providence Acquisition Corp. has caused this Amendment to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

New Providence Acquisition Corp.

By:
	Name:	James Bradley
	Title:	Chief Financial Officer

New Providence Acquisition Corp.Continental Stock Transfer & Trust Company One State Street, 30th Floor New York, New York 100042021 ANNUAL MEETING OF STOCKHOLDERS OF NEW PROVIDENCE ACQUISITION CORP.YOUR VOTE IS IMPORTANTTHIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD VIRTUALLY VIA LIVE AUDIO WEBCAST ON [ ], 2021.PROXY CARDVote Virtually at the Meeting — If you plan to attend the virtual Annual Meeting, you will need your 12 digit control number printed on this proxy card to vote electronically at the Annual Meeting. To attend, please access the following URL address: https://www.cstproxy.com/npa-corp/sm2021.CONTROL NUMBERThe undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement/Consent Solicitation Statement/Prospectus, dated , 2021 in connection with the 2021 annual meeting of stockholders (the “Annual Meeting”) to be held virtually, conducted via live audio webcast, at Eastern Time on , 2021, and hereby appoints Alexander Coleman, Gary Smith and James Bradley, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of New Providence Acquisition Corp. (“NPA”) registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement/Consent Solicitation Statement/Prospectus.THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NO. 1, PROPOSAL NO. 2, PROPOSAL NO. 3, AND, IF NECESSARY, PROPOSAL NO. 4.SEE REVERSE SIDE(Continued and to be marked, dated and signed on reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NOS. 1, 2, 3, AND 4. Proposal No. 1 — The Director Re-election Proposal — with respect to holders of Class B Common Stock, to re-elect one director to serve as the Class I director on the NPA board of directors (the “Board”), with such director to serve until the 2024 annual meeting of shareholders or until his successor is elected and qualified, or until such director’s earlier death, resignation, retirement or removal. Holders of Class A common stock have no right to vote on the Director Re-election Proposal. Proposal No. 3 — The Extension Amendment Proposal — amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, from March 15, 2021 to June 15, 2021. Proposal No. 4 — The Adjournment Proposal — to approve the adjournment of the annual meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. Proposal No. 2 — The Independent Accounting Firm Proposal — to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2021. Please mark vote as indicated in this example FOR AGAINST WITHHELD FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Date: (Signature) , 2021 (Signature if held Jointly) Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL NOS. 1, 2, 3 AND 4 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.